PRUDENTIAL INVESTMENT PORTFOLIOS 9

655 Broad Street

Newark, New Jersey 07102

December 14, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

Re:	497 Filing for Prudential QMA Large-Cap Core Equity Fund
Registration Numbers 333-66895 and 811-09101

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated December 9, 2016 (SEC accession number 0000067590-16-002754), to the currently effective Prospectus for the Prudential QMA Large-Cap Core Equity Fund. The purpose of the filing is to submit the 497 filing dated December 9, 2016 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman
Vice President and Corporate Counsel